                                                                   Exhibit 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                    10 1/2% SENIOR NOTES DUE 2005, SERIES A
                                       OF
                             TERRA INDUSTRIES INC.

                    PURSUANT TO THE PROSPECTUS DATED , 1995


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
 ON          , 1995, UNLESS EXTENDED.


            To: First Trust National Association, the Exchange Agent

          By Registered or Certified Mail, Overnight Courier or Hand:
                        First Trust National Association
                             180 East Fifth Street
                           St. Paul, Minnesota 55101
                Attention: Theresa Shackett, Specialized Finance

                                       or

                                                 Confirm by Telephone:
             By Facsimile:                           (612) 244-1196
             (612) 244-1145
      Attention: Theresa Shackett,
          Specialized Finance

  For general information contact the Exchange Agent's Bondholder Relations Department at (612) 244-0444.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges receipt of the Prospectus dated            ,
1995 (the "Prospectus") of Terra Industries Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10 1/2% Senior Notes due 2005, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 10 1/2% Senior Notes due 2005, Series A (the "Notes"), of which $200,000,000 principal amount is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on , 1995, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

  This Letter of Transmittal is to be used by holders of Notes if (i) certificates representing the Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer-- Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Notes (such participants acting on behalf of holders are referred to herein, together with such holders, as "Authorized Holders") or (iii) tender of the Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this Letter of Transmittal in its entirety.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
  MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: ______________________________________________

  Account Number: _____________________________________________________________

  Transaction Code Number: ____________________________________________________

  Principal Amount of Tendered Notes: _________________________________________

  If Holders desire to tender Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
  GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 2):

  Name of Registered Holder(s): _______________________________________________

  Window Ticket No. (if any): _________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: _________________________

  Name of Eligible Institution
  that Guaranteed Delivery: ___________________________________________________

  If Delivered by Book Entry Transfer,
  the Account Number: _________________________________________________________

  Transaction Code Number: ____________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
  COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
  THERETO.

  Name: _______________________________________________________________________

  Address: ____________________________________________________________________

      ----------------------------------------------------------------------

  Attention: __________________________________________________________________

  Listed below are the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Notes should be listed on a separate signed schedule affixed hereto.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1

            DESCRIPTION OF 10 1/2% SENIOR NOTES DUE 2005, SERIES A*

- ---------------------------------------------------------------------------------------
                                                    AGGREGATE        PRINCIPAL AMOUNT
        NAME(S) AND ADDRESS(ES) OF                  PRINCIPAL       TENDERED (MUST BE
           REGISTERED HOLDER(S)     CERTIFICATE AMOUNT REPRESENTED AN INTEGRAL MULTIPLE
        (PLEASE FILL IN, IF BLANK)   NUMBER(S)  BY CERTIFICATE(S)      OF $1,000)**
- ---------------------------------------------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                     --------------------------------------------------
                                       TOTAL
- ---------------------------------------------------------------------------------------

 *Need not be completed by Holders tendering by book-entry transfer. **Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of 10 1/2% Senior Notes due 2005, Series A will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
 If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
 The minimum permitted tender is $1,000 in principal amount of 10 1/2% Senior Notes due 2005, Series A. All tenders must be in integral multiples of $1,000.




                BOX 2                                     BOX 3


  SPECIAL REGISTRATION INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS (SEE
    (SEE INSTRUCTIONS 4, 5 AND 6)               INSTRUCTIONS 4, 5 AND 6)


   To be completed ONLY if                   To be completed ONLY if
 certificates for Notes in a               certificates for Notes in a
 principal amount not tendered, or         principal amount not tendered, or
 Exchange Notes issued in exchange         Exchange Notes issued in exchange
 for Notes accepted for exchange,          for Notes accepted for exchange,
 are to be issued in the name of           are to be sent to someone other
 someone other than the                    than the undersigned, or to the
 undersigned.                              undersigned at an address other
                                           than that shown above.


 Issue certificate(s) to:
                                           Deliver certificate(s) to:


 Name: _____________________________
           (Please Print)                  Name: _____________________________
                                                     (Please Print)
                                           Address: __________________________
 Address: __________________________


                                           -----------------------------------
 -----------------------------------               (Include Zip Code)
         (Include Zip Code)


                                           -----------------------------------
 -----------------------------------         (Tax Indemnification or Social
   (Tax Indemnification or Social                   Security Number)
          Security Number)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Terra Industries Inc., a Maryland corporation (the "Company"), the principal amount of Notes indicated above.

  Subject to and effective upon the acceptance for exchange of the principal amount of Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Notes with the full power of substitution to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (ii) deliver certificates for such Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (iii) present such Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Exchange Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any other such person has any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of the Company nor a broker-dealer tendering notes acquired directly from the Company for its own account. In addition, the undersigned and any such person acknowledge that (a) any person participating the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the staff of the Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

  If any Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

  The undersigned understands that tenders of Notes pursuant to the procedures described under the caption "Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "Exchange Offer-- Withdrawal of Tenders."

  Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates (or electronic transfers) representing the Exchange Notes issued in exchange for the Notes accepted for exchange and any certificates (or electronic transfers) for Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Notes accepted for exchange and any certificates for Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Notes accepted for exchange in the name(s) of, and return any certificates for Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Notes so tendered.

  Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver the Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 regarding the completion of this Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
                   NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
- ---------------------------------------------------------------  --------------
                                                                      Date

X
- ---------------------------------------------------------------  --------------
                                                                      Date

Area Code and Telephone Number: _______________________________

  The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Notes or by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal printed below.

Name(s): _______________________________________________________________________
                                 (Please Print)
Capacity: ______________________________________________________________________

Address: _______________________________________________________________________
                               (Include Zip Code)

- --------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE

                         (If required by Instruction 5)
        Certain Signatures must be Guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution: ____________________________
                                               (Authorized Signature)

- --------------------------------------------------------------------------------
                                    (Title)

- --------------------------------------------------------------------------------
                                 (Name of Firm)

- --------------------------------------------------------------------------------
                          (Address, Include Zip Code)

- --------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated: _________________________________________________________________________

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for tendered Notes transferred electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Notes prior to the consummation of the Exchange Offer.

  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Notes but whose Notes are not immediately available and who cannot deliver their certificates for Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

    (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

    (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Notes, and the principal amount of tendered Notes and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the tendered Notes (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Notes transferred electronically) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

    (iii) such properly completed and executed Letter of Transmittal and certificates representing the tendered Notes in proper form for transfer (or a confirmation of book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility for Notes transferred electronically) must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

  Any holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery person.

  3. TENDER BY HOLDER. Only a holder of Notes may tender such Notes in the Exchange Offer. Any beneficial owner of Notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Notes, either make appropriate arrangements to register ownership of the Notes in such owner's name or obtain a properly completed bond power from the registered holder.

  4. PARTIAL TENDERS. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of 10 1/2% Senior Notes due 2005, Series A" (Box
1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Notes is not tendered, Notes for the principal amount of Notes not tendered and Exchange Notes exchanged for any Notes tendered will be sent to the holder at his or her registered address (or transferred to the account of the Book-Entry Facility designated above), unless a different address (or account) is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes.

  If any of the tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are held in different names on several Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Notes are held.

  If this Letter of Transmittal is signed by the registered holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Notes are to be reissued or returned to the registered holder, then the registered holder need not and should not endorse any tendered Notes nor provide a separate bond power. In any other case the registered holder must either properly endorse the Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listings), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

  If this Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose appears on a security position listing as the owner of the Tendered Notes) and the issuance of Exchange Notes (and any Notes not tendered or not accepted) are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, any Exchange Notes or Notes not tendered or not accepted are to be deposited to such participant's account at such Book-Entry Transfer Facility) and neither the "Special Delivery Instructions" (Box 3) nor the "Special Registration Instructions" (Box 2) has been completed, or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

  6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent (or deposited), if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

  If no such instructions are given, the Exchange Notes (and any Notes not tendered or not accepted) will be issued in the name of and sent to the holder of the Notes or deposited at such holders' account at the Book-Entry Transfer Facility.

  7. TRANSFER TAXES. Transfer taxes, if any, applicable to the sale and transfer of Notes pursuant to the Exchange Offer will be payable by the tendering holder.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number "TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Notes not validly tendered or any Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Notes, but shall not incur any liability for failure to give such notification.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Notes.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Notes on transmittal of this Letter of Transmittal will be accepted.

  12. MUTILATED, LOST, STOLEN, OR DESTROYED NOTES. Any tendering holder whose Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under "Special Delivery Instructions."

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "Exchange Offer--Withdrawal of Tenders."


                      PAYOR'S NAME: TERRA INDUSTRIES INC.
- --------------------------------------------------------------------------------
                        Name (if joint names, list
                        first and circle the name
                        of the person or entity
                        whose number you enter in
                        Part 1 below. See
                        instructions if your name
                        has changed.)

 SUBSTITUTE            --------------------------------------------------------

 FORM W-9               Address

                       --------------------------------------------------------
 DEPARTMENT OF THE TREASURY
                        City, State and Zip Code
 INTERNAL REVENUE SERVICE

                       --------------------------------------------------------
 PAYER'S REQUEST FOR   --------------------------------------------------------
                        PART 2--Check the box if you are NOT subject to
                        backup withholding under the provisions of section
                        3408(a)(1)(C) of the Internal Revenue Code because
                        (1) you have not been notified that you are subject
                        to backup withholding as a result of failure to
                        report all interest of dividends or (2) the Internal
                        Revenue Service has notified you that you are no
                        longer subject to backup withholding. [_]
 TAXPAYER               List account number(s) here (optional)
 IDENTIFICATION        --------------------------------------------------------
 NUMBER (TIN)           PART 1--PLEASE PROVIDE       Social Security Number or
                        YOUR TAXPAYER                           TIN
                        IDENTIFICATION NUMBER
                        ("TIN") IN THE BOX AT
                        RIGHT AND CERTIFY BY
                        SIGNING AND DATING BELOW
                       --------------------------------------------------------
                        CERTIFICATION--UNDER THE PENALTIES OF
                        PERJURY, I CERTIFY THAT THE
                        INFORMATION PROVIDED ON THIS FORM IS
                        TRUE, CORRECT AND COMPLETE.

                                                                   PART 3--


                                                                   Awaiting
                                                                   TIN [_]

                        SIGNATURE ___________DATE ____________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
    OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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